                                                                   Exhibit #1(e)


                                  ATLAS ASSETS, INC.

                                ARTICLES SUPPLEMENTARY


    Atlas Assets, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

    Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Articles of Incorporation of the Corporation, the Board of Directors adopted a resolution changing the name of the series designated the ATLAS CALIFORNIA DOUBLE TAX FREE MONEY FUND to the ATLAS CALIFORNIA MUNICIPAL MONEY FUND.

    IN WITNESS WHEREOF, Atlas Assets, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on January 23, 1992.

                        ATLAS ASSETS, INC.


                        /s/ Larry E. LaCasse
                        ---------------------
                        Senior Vice President



WITNESS:



/s/ Louise Longley
-------------------
Secretary

    THE UNDERSIGNED, Senior Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all materials respects under the penalties of perjury.

                        /s/ Larry E. LaCasse
                        ---------------------
                        Senior Vice President

                                                                   Exhibit #1(e)


                                  ATLAS ASSETS, INC.

                                ARTICLES SUPPLEMENTARY


    Atlas Assets, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

    Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Articles of Incorporation of the Corporation, the Board of Directors adopted a resolution changing the name of the series designated the ATLAS CALIFORNIA DOUBLE TAX FREE INCOME FUND to the ATLAS CALIFORNIA MUNICIPAL BOND FUND.

    IN WITNESS WHEREOF, Atlas Assets, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on January 23, 1992.

                        ATLAS ASSETS, INC.



                        /s/ Larry E. LaCasse
                        ------------------------
                        Senior Vice President


WITNESS:



/s/ Louise Longley
-------------------
Secretary

    THE UNDERSIGNED, Senior Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all materials respects under the penalties of perjury.

                        /s/ Larry E. LaCasse
                        ------------------------
                        Senior Vice President

                                                                   Exhibit #1(e)


                                  ATLAS ASSETS, INC.

                                ARTICLES SUPPLEMENTARY


    Atlas Assets, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

    Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Articles of Incorporation of the Corporation, the Board of Directors adopted a resolution changing the name of the series designated the ATLAS TAX FREE MONEY FUND to the ATLAS NATIONAL MUNICIPAL MONEY FUND.

    IN WITNESS WHEREOF, Atlas Assets, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on January 23, 1992.

                        ATLAS ASSETS, INC.



                        /s/ Larry E. LaCasse
                        ------------------------------
                        Senior Vice President



WITNESS:



/s/ Louise Longley
-----------------------
Secretary

    THE UNDERSIGNED, Senior Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all materials respects under the penalties of perjury.

                        /s/ Larry E. LaCasse
                        ---------------------------
                        Senior Vice President

                                                                    Exhibit 1(e)


                                  ATLAS ASSETS, INC.

                                ARTICLES SUPPLEMENTARY


    Atlas Assets, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

    Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Articles of Incorporation of the Corporation, the Board of Directors adopted a resolution changing the name of the series designated the ATLAS TAX FREE INCOME FUND to the ATLAS NATIONAL MUNICIPAL BOND FUND.

    IN WITNESS WHEREOF, Atlas Assets, Inc. has caused these presents to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on January 23, 1992.

                        ATLAS ASSETS, INC.



                        /s/ Larry E. LaCasse
                        ------------------------------
                        Senior Vice President



WITNESS:



/s/ Louise Longley
------------------------
Secretary

    THE UNDERSIGNED, Senior Vice President of Atlas Assets, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all materials respects under the penalties of perjury.

                        /s/ Larry E. LaCasse
                        ------------------------------
                        Senior Vice President


                                         -2-